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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):      January 2, 2001
                                                           ----------------

                      3-DIMENSIONAL PHARMACEUTICALS, INC.
           ---------------------------------------------------------
                (Exact Name of Registrant Specified in Charter)


        Delaware                     000-30992                23-2716487
 ---------------------               ---------                ----------
    (State or Other                (Commission File       (I.R.S. Employer
    Jurisdiction of                    Number)           Identification No.)
    Incorporation)

               665 Stockton Drive
              Exton, Pennsylvania                             19341
------------------------------------------------         -------------------
   (Address of Principal Executive Offices)                 (Zip Code)


 Registrant's telephone number, including area code:      (610) 458-8959
                                                       ----------------------

                                Not Applicable
       -----------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     On January 2, 2001, 3-Dimensional Pharmaceuticals, Inc. issued the following press release attached hereto as Exhibit 99.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              99 Press release dated January 2, 2001.
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                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         3-DIMENSIONAL PHARMACEUTICALS, INC.


                         By  /s/ Scott M. Horvitz
                            ----------------------------------------------
                             Scott M. Horvitz
                             Vice President, Finance and Administration



Dated: January 2, 2001

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                                 EXHIBIT INDEX

     Exhibit
     Number    Description
     ------    -----------

     99        Press Release dated January 2, 2001